Subsequent Events (Details Textual) (Subsequent Event [Member], Millennia Holdings, Inc [Member], USD $) In Millions, unless otherwise specified	3 Months Ended
Mar. 31, 2015
Subsequent Event [Member] | Millennia Holdings, Inc [Member]
Subsequent Event [Line Items]
Licensing and Distribution Agreement Amendment Description	We executed Amendment No. 5 to the Licensing and Distribution Agreement with Millennia dated September 10, 2009, as subsequently amended to terminate the Millennia Agreement and to allow us to transfer the exclusivity rights from Millennia to Rohto. In connection with this amendment we paid a one-time, non-refundable fee of $1.5 million to Millennia upon our receipt of the $3.0 million upfront payment from Rohto and may be required to pay certain future royalty payments to Millennia based upon net sales in Japan.
License Agreement Upfront Fee	$ 3.0
License Agreement Termination Fee	$ 1.5